UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) May 18, 1999
                                         ---------------------------------------

                             Harris Financial, Inc.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                      0-22399                23-2889833
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(State or other jurisdiction     (Commission File Number)    (IRS Employer of
      incorporation)                                         Identification No.)


  235 N. Second Street, Harrisburg, PA                               17101
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (717) 236-4041
                                                   -----------------------------

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         (former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         None

Item 2.  Acquisition or Disposition of Assets
         None

Item 3.  Bankruptcy or Receivership
         None

Item 4.  Changes in Registrant's Certifying Account
         None

Item 5.  Other Events
          Naming of Charles C. Pearson, Jr. as Chairman of the Board for Harris
                Savings Bank. Mr. Pearson will be replacing Robert E. Kessler, who was elected Chairman in 1997 and will be retiring after serving on the board for more than twenty years. Pearson previously served as President/CEO of PNC Bank's Central Region and was hired to head Harris Financial, Inc., the parent of Harris Savings Bank, in January of 1998. Pearson has spent more than 30 years in the banking industry and has experience in transforming a mutual savings bank like Harris into a community bank. In his five years at United Federal Bancorp at State College, United Federal converted from a mutual savings bank to a stock company and expanded into consumer and commercial lending, doubling its size.

                Harris Financial, Inc.'s wholly owned subsidiary Harris Savings Bank held assets of $2.5 billion as of March 31, 1999. Harris Savings Bank is headquartered in Harrisburg, Pennsylvania and operates 35 branches in southcentral Pennsylvania and northern Maryland.

Item 6.  Resignations of Registrant's Directors
         None


Item 7.  Financial Statements and Exhibits
         a.   Financial Statements
              None
         b.   Exhibits
              None

Item 8.  Changes in Fiscal Year
         None

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Harris Financial, Inc.
                                              ----------------------------------
                                                         (Registrant)

May 24, 1999                                  /s/ James L. Durrell
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             (Date)                                        (Signature)*
                                                         James L. Durrell,
                                                              EVP/CFO


*Print name and title of the signing officer under his signature.